UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2007

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin

(State or Other Jurisdiction of Incorporation)

1-15403	39-0968604
(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (zip code)

(414) 765-7801

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Marshall & Ilsley Corporation, a Wisconsin corporation (the “MI Corp.”), Metavante Corporation, a Wisconsin corporation and currently a wholly-owned subsidiary of MI Corp. (“MVT Corp.”), Metavante Holding Company, a Wisconsin corporation and currently a wholly-owned subsidiary of MI Corp. (“MVT Holding”), and New M&I Corporation, a Wisconsin corporation and currently a wholly-owned subsidiary of MVT Holding (“New MI Corp.”), entered into Amendment No. 1 to Employee Matters Agreement, dated as of August 21, 2007 (the “Amendment”), to the Employee Matters Agreement, dated as of April 3, 2007 (the “Employee Matters Agreement”), among the MI Corp., MVT Corp., MVT Holding and New MI Corp. The Amendment became effective on August 31, 2007.

The Amendment provides, among other things, (i) for the establishment of a deferred compensation plan by MVT Holding, MVT Corp. and certain of their subsidiaries (the “MVT Deferred Compensation Plan”) and a related rabbi trust (the “MVT Deferred Compensation Trust”), (ii) for the transfer of all liabilities and certain assets relating to employees of MVT Corp. and MVT Holding and certain of their subsidiaries arising under the MI Corp. Amended and Restated Executive Deferred Compensation Plan and the MI Corp. 2005 Executive Deferred Compensation Plan, as amended (the “MI Deferred Compensation Plans”), and related trusts to the MVT Deferred Compensation Plan and MVT Deferred Compensation Trust, and the determination of the fair market value of such assets and liabilities, and (iii) that no distribution of account balances will be made to any employee of MVT Corp. or MVT Holding and certain of their subsidiaries from the MI Deferred Compensation Plans or the MVT Deferred Compensation Plan because of the fact that MVT Holding, MVT Corp. and certain of their subsidiaries cease to be affiliated with MI Corp., New MI Corp. and certain of their subsidiaries and cease to be a participating employer under the MI Deferred Compensation Plans.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.01 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are included herein.

Number	Description
10.01	Amendment No 1. to the Employee Matters Agreement, dated as of August 21, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company and New M&I Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL & ILSLEY CORPORATION

	By:	/s/ Randall J. Erickson
	Name:	Randall J. Erickson
	Title:	Senior Vice President, Chief Administrative Officer and General Counsel

Date: September 5, 2007

Exhibit Index

Exhibit No.	Description
10.01	Amendment No 1. to the Employee Matters Agreement, dated as of August 21, 2007, among Marshall & Ilsley Corporation, Metavante Corporation, Metavante Holding Company and New M&I Corporation